EXHIBIT 1


         $200,000,000 Series E 6.375% Senior Notes due November 15, 2036


                             SOUTHERN POWER COMPANY

                             UNDERWRITING AGREEMENT

                                                              November 13, 2006




Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

  As Representatives of the Several Underwriters named on Schedule I hereto


Ladies and Gentlemen:

                  Southern Power Company, a Delaware corporation (the "Company"), confirms its agreement (the "Agreement") with you and each of the other Underwriters named in Schedule I hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof) for whom you are acting as representatives (in such capacity you shall hereinafter be referred to as the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $200,000,000 aggregate principal amount of the Series E 6.375% Senior Notes due November 15, 2036 (the "Senior Notes") as set forth in Schedule I hereto.

                  The Company understands that the Underwriters are making a public offering of the Senior Notes pursuant to this Agreement. The Senior Notes will be issued pursuant to an indenture, dated as of June 1, 2002, as heretofore supplemented (the "Base Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"), and as further supplemented by a third supplemental indenture, dated as of November 21, 2006, to the Base Indenture relating to the Senior Notes (the "Supplemental Indenture" and, together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Trustee.
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SECTION 1.        REPRESENTATIONS AND WARRANTIES.  The Company represents and
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warrants to the Underwriters as follows:

(a) A registration statement on Form S-3, as amended, (File Nos. 333-134219) in respect of the Senior Notes and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement, as amended, and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, has been declared effective by the Commission in such form (except that copies of the registration statement, as amended, and any post-effective amendment delivered to the Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement, as amended, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement, as amended, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act, being hereinafter called a "Preliminary Prospectus"); such registration statement, as amended, as used with respect to the Senior Notes, including the information deemed a part thereof pursuant to Rule 430B(f)(1) under the Securities Act on the date of such registration statement's effectiveness for purposes of Section 11 of the Securities Act, as such Section applies to the Company and the Underwriters for the Senior Notes pursuant to Rule 430B(f)(2) under the Securities Act (the "Effective Date"), including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the Effective Date, being hereinafter called the "Registration Statement"; the base prospectus relating to the Senior Notes and certain other securities of the Company, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Senior Notes, being hereinafter called the "Basic
     Prospectus"; the Basic Prospectus as amended and supplemented by a preliminary prospectus supplement dated November 13, 2006 relating to the Senior Notes and as further amended and supplemented immediately prior to the Applicable Time (as defined below) has been filed with the Commission pursuant to Rule 424(b) under the Securities Act (such document is hereinafter called the "Pricing Prospectus"); the Basic Prospectus as amended or supplemented in final form, including by a prospectus supplement relating to the Senior Notes in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the Securities Act in accordance with Section 4(e) hereof is hereinafter called the "Final Supplemented Prospectus"; any reference herein to any Preliminary Prospectus, the Basic Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus, Basic Prospectus, Pricing
     Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus, the Basic Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Basic Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus, Basic Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be;

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

     any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.

                  For purposes of this Agreement, the "Applicable Time" is 4:15 p.m. EST (New York Time) on the date of this Agreement; the documents listed in
Schedule III, taken together and attached hereto, are collectively referred to as the "Pricing Disclosure Package."

(b) The documents incorporated by reference in the Registration Statement or the Pricing Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Pricing Prospectus and any Permitted Free Writing Prospectus (as defined in Section 3(a) hereof), none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Supplemented Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder and, when read together with the Final Supplemented Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through the Representatives expressly for use in the Pricing Prospectus, any Permitted Free Writing Prospectus and the Final Supplemented Prospectus; or (B) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the caption "Description of the Series E Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company."

(c) The Registration Statement and the Final Supplemented Prospectus comply, and any further amendments or supplements thereto, when any such amendments

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

     become effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable
     provisions  of  the  Securities   Act,  the  Exchange  Act,  the  1939  Act
     (hereinafter  defined)  and  the  General  Rules  and  Regulations  of  the
     Commission thereunder and the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus do not and will not, (i) as of the Effective Date as to the Registration Statement and any amendment thereto, (ii) as of the Applicable Time as to the Pricing
     Disclosure Package and (iii) as of the date of the Final Supplemented Prospectus as to the Final Supplemented Prospectus or as of the date when any supplement is filed as to the Final Supplemented Prospectus as further supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the case of the Registration Statement and any amendment thereto, and, in the light of the circumstances under which they were made, not misleading in the case of the Pricing Disclosure Package and the Final Supplemented Prospectus as further supplemented; except that the Company makes no warranties or representations with respect to (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "1939 Act"), (B) statements or omissions made in a Permitted Free Writing Prospectus, the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through the Representatives expressly for use therein or (C) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the caption "Description of the Series E Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company."

(d) Each Permitted Free Writing Prospectus listed on Schedule III hereto does not include anything that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus and each such Permitted Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statement or omissions made in a Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through the Representatives expressly for use therein.

(e) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

(f) At the determination date for purposes of the Senior Notes within the meaning of Rule 164(h) under the Securities Act, the Company was not an "ineligible issuer" as defined in Rule 405 under the Securities Act.

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

(g) Since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business.

(h) The Company is a corporation duly organized and existing under the laws of the State of Delaware and has due corporate authority to conduct its business and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and sell the Senior Notes to the Underwriters.

(i) This Agreement has been duly authorized, executed and delivered by the Company.

(j) The Indenture has been duly authorized by the Company and, on the Closing Date (as hereinafter defined), will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally or
     (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Enforceability
     Exceptions"); the Indenture will conform in all material respects to all statements relating thereto contained in the Pricing Disclosure Package and the Final Supplemented Prospectus; and, on the Closing Date, the Indenture will have been duly qualified under the 1939 Act.

(k) The issuance and delivery of the Senior Notes have been duly authorized by the Company and, on the Closing Date, the Senior Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Pricing Disclosure Package and the Final Supplemented Prospectus.

(l) The execution, delivery and performance by the Company of this Agreement, the Indenture and the Senior Notes and the consummation by the Company of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or bylaws of the Company, and do not and will not conflict with, or result in a breach of


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     any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or any of its properties.

(m) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Senior Notes or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the Securities Act or the rules and regulations thereunder; (B) such as may be required under the Federal Power Act; (C) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws and (D) the qualification of the Indenture under the 1939 Act.

(n) The financial statements incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis (except that the unaudited financial statements may be subject to normal year end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and the summary financial information included in the Pricing Prospectus and the Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements incorporated by reference in the Registration Statement.

SECTION 2.        SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING.
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(a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the principal amount of the Senior Notes set forth in Schedule I to this Agreement opposite the name of such Underwriter (plus any additional amount of the Senior Notes that such Underwriter may become obligated to purchase pursuant to the provisions of

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Section 11 hereof), at a price equal to 99.125% of the principal amount thereof.

(b) Payment for and delivery of certificates for the Senior Notes shall be made at the offices of Balch & Bingham LLP, 30 Allen Place, Suite 700, 30 Ivan Allen, Jr. Blvd., NW, Atlanta, Georgia 30308 at 10:00 A.M., New York time, on November 21, 2006 (unless postponed in accordance with the provisions of Section 11) or such other time, place or date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of the Senior Notes to Lehman Brothers Inc. It is understood that each Underwriter has authorized Lehman Brothers Inc., for each Underwriter's account, to accept delivery of, receipt for, and make payment of, the principal amount of the Senior Notes which each Underwriter has agreed to purchase. Lehman Brothers Inc., individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the principal amount of the Senior Notes to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

                  The delivery of the Senior Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Underwriters shall accept such delivery.

                  The certificate(s) for the Senior Notes will be made available for examination by the Representatives not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

SECTION 3.        FREE WRITING PROSPECTUSES.

(a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Senior Notes that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act, other than a Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Senior Notes that would constitute a "free writing prospectus" as defined in Rule 405 under the Act, other than a Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433; any such free writing prospectus (which shall include the pricing term sheet discussed in Section 3(b) hereof), the use of which has been consented to by the Company and the Representatives, is listed on Schedule III and herein called a "Permitted Free Writing Prospectus."

(b) The Company agrees to prepare a pricing term sheet, substantially in the form of Schedule II hereto and approved by the Representatives, and to file such pricing term sheet pursuant to Rule 433(d) under the Securities Act within the time period prescribed by such Rule.

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(c)  The Company and the Representatives have complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any free writing prospectus, including timely Commission filing where required and legending.

(d) The Company agrees that if at any time following issuance of a Permitted Free Writing Prospectus any event occurred or occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Representatives, which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in a Permitted Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives, expressly for use therein.

(e) The Company agrees that if there occurs an event or development as a result of which the Pricing Disclosure Package would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will notify the Representatives so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented.

SECTION 4.        COVENANTS OF THE COMPANY.  The Company covenants with the
                  ------------------------
Underwriters as follows:

(a) The Company, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Representatives orally of the issuance of any stop order under the Securities Act with respect to the Registration Statement, or the institution of any proceedings for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Representatives sufficient conformed copies of the Registration Statement, the Basic Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to the Underwriters and, from time to

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     time, as many copies of the Basic  Prospectus,  the Pricing  Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the Securities Act or the Exchange Act.

(b) The Company will furnish the Underwriters with written or electronic copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Senior Notes in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities
     Act) shall be required by law in connection with the sale of any Senior Notes by an Underwriter, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriters, shall occur, which in the opinion of the Company or of Underwriters' counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus, as the case may be, in order to make the Final Supplemented Prospectus not misleading in the light of the circumstances when it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Supplemented Prospectus in order to comply with the Securities Act or the Exchange Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Senior Notes and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Final Supplemented Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Senior Notes after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the Securities Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the Exchange Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Representatives and Dewey Ballantine LLP.


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(c)      The Company will endeavor, in cooperation with the Underwriters, to qualify the Senior Notes for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representatives may designate provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

(d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

(e) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the Securities Act, to file the Final Supplemented Prospectus, in a form approved by the Representatives, such approval not to be unreasonably withheld, with the Commission and to advise the Representatives of such filing and to confirm such advice in writing. Furthermore, the Company will make any other required filings pursuant to Rule 433(d)(1) of the Securities Act within the time required by such Rule.

(f) During a period of 15 days from the date of this Agreement, the Company will not, without the Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Senior Notes or any security convertible into or exchangeable into or exercisable for the Senior Notes or any debt securities substantially similar to the Senior Notes (except for the Senior Notes issued pursuant to this Agreement). The Representatives agree that commercial paper or other debt securities with scheduled maturities of less than one year are not subject to this
         Section 4(f).

SECTION 5.        PAYMENT OF EXPENSES.
                  -------------------

(a) The Company agrees to pay all expenses incidental to the performance of its obligations under this Agreement, including, but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Senior Notes, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Senior Notes under securities laws in accordance with the provisions of Section 4(c) hereof, including filing fees and the reasonable fees and disbursements of Dewey Ballantine LLP, counsel for the Underwriters, in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus, and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Senior Notes, (ix) any fees payable in connection with the rating of the Senior Notes, (x) the cost and charges of any transfer agent or registrar, and (xi) the cost of qualifying the Senior Notes with The Depository Trust Company.

(b) Except as otherwise provided in Section 10 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Senior Notes including fees and disbursements of their counsel, Dewey Ballantine LLP.

SECTION 6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Senior Notes are subject to the following conditions:

(a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Pricing Prospectus or the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Pricing Prospectus and the Final Supplemented Prospectus, and any such supplement, as applicable, shall have been filed in the manner and within the time period required by Rule 424. The pricing term sheet contemplated by Section 3(b) hereto, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act, shall have been filed by the Company with the Commission within the applicable time periods prescribed for such filings by Rule 433.

(b) Any required orders of any applicable state commission or the Federal Energy Regulatory Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriters or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Representatives, are deemed acceptable to the Underwriters and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriters and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

(c)  On the Closing Date the Representatives shall have received:

(1) The opinion, dated the Closing Date, of Balch & Bingham LLP, counsel for the Company, substantially in the form attached hereto as Schedule IV-A.

(2) The opinion, dated the Closing Date, of Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule IV-B.

(3) The opinion, dated the Closing Date, of Emmett, Marvin & Martin, LLP, counsel to the Trustee, substantially in the form attached hereto as Schedule V.

(4) The opinion, dated the Closing Date, of Dewey Ballantine LLP, counsel for the Underwriters, substantially in the form attached hereto as
         Schedule VI.

(d) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or any Vice President of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering have been initiated or, to the knowledge of the Company, threatened by the Commission.

(e) The Representatives shall have received on the date hereof and shall receive on the Closing Date from Deloitte & Touche LLP, a letter or letters addressed to the Representatives (which may refer to letters previously delivered to the Representatives) dated the respective dates of delivery thereof to the effect that: (A) they are an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the rules and regulations under the Securities Act; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the rules and regulations under the Exchange Act; and (C) on the basis of certain limited procedures performed through a specified date not more than three business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") for a review of interim financial statement information as described in PCAOB Interim Standard AU 722, "Interim Financial Information", on the unaudited financial statements, if any, of the Company incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, and on the latest available unaudited financial statements of the Company, if any, for any calendar quarter subsequent to the date of those incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable; and (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriters' purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable for them to be in conformity with GAAP; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income and the unaudited Ratio of Earnings to Fixed Charges set forth in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than three business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest unaudited balance sheet, incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, except in each case for changes or decreases which (i) the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, disclose, have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (iv) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (v) are occasioned by the reclassification of current maturities of long-term debt, or (vi) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income and the unaudited Ratio of Earnings to Fixed Charges for any calendar quarter subsequent to those set forth in (3) above, which, if available, shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable.

(f) On the Closing Date, Dewey Ballantine LLP, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Senior Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Senior Notes as herein contemplated shall be satisfactory in form and substance to the Representatives and Dewey Ballantine LLP, counsel for the Underwriters.

(g) No amendment or supplement to the Registration Statement or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the Exchange Act) shall be unsatisfactory in form to Dewey Ballantine LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of the Underwriters) which, in the reasonable judgment of the Representatives, shall materially impair the marketability of the Senior Notes.

(h) The Company shall have performed its obligations when and as provided under this Agreement.

                  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 5, 8 and 10(b) hereof.

SECTION 7.        CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.
                  --------------------------------------------

                  The obligations of the Company shall be subject to the conditions set forth in the first sentence of Section 6(a) and in Section 6(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 5, 8 and 10(b) hereof.

SECTION 8.        INDEMNIFICATION.
                  ---------------

(a) The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, and to reimburse such Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus or, if the Company shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the Exchange Act which are incorporated therein by reference, in any Preliminary Prospectus, the Registration Statement, the Basic Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus as so amended or supplemented, or in any free writing prospectus used by the Company other than a Permitted Free Writing Prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Preliminary Prospectus, Registration Statement, Basic Prospectus, Pricing Prospectus, Permitted Free Writing Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter, through the Representatives for use therein. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 8, to notify the Company in writing of the commencement thereof but the omission of such Underwriter so to notify the Company of any such action shall not release the Company from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 8. In case any such action shall be brought against an Underwriter or any such person controlling such Underwriter and such Underwriter shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company elects to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

(b) Each Underwriter agrees severally and not jointly, to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 8(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, the Basic Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives for use therein.

SECTION 9.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.
             --------------------------------------------------------------

                  All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Senior Notes to the Underwriters.

SECTION 10.       TERMINATION OF AGREEMENT.
                  ------------------------

(a) The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended or there shall have been a material disruption in settlement in securities generally, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or
     by  the  New  York  Stock  Exchange,  (iii)  a   general
     banking moratorium shall have been declared by federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including, without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Representatives, the offering, sale or delivery of the Senior Notes on the terms and in the manner contemplated by this Agreement and the Final Supplemented Prospectus shall have been materially impaired.

(b) If this Agreement shall be terminated by the Representatives pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Senior Notes and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 5 and 8.

                     SECTION 11. DEFAULT BY AN UNDERWRITER

                  If an Underwriter shall fail on the Closing Date to purchase the Senior Notes that it is obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a) if the principal amount of Defaulted Securities does not exceed 10% of the Senior Notes, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b) if the principal amount of Defaulted Securities exceeds 10% of the Senior Notes, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Prospectus or Final Supplemented Prospectus or in any other documents or arrangements.

SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Citigroup
Global Markets Inc., 388 Greenwich  Street,  34th Floor,  New York, New
York 10013,  Attention:  General Counsel and Lehman  Brothers  Inc.,
745 Seventh Avenue, New York, New York 10019, Attention: Debt Capital Markets, Power Group; notices to the Company shall be mailed to 30 Ivan
Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: Chief Financial Officer, with a copy to Southern Company Services, Inc., 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: Earl C. Long.

SECTION 13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Senior Notes from any of the Underwriters shall be deemed to be a successor by reason merely of such purchase. The Company acknowledges and agrees that in connection with all aspects of each transaction contemplated by this Agreement, the Company and the Underwriters have an arms-length business relationship that creates no fiduciary duty on the part of any party and each expressly disclaims any fiduciary or financial advisory relationship.

SECTION 14. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

SECTION 15. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

                         Very truly yours,

                         SOUTHERN POWER COMPANY



                         By:      /s/  Michael W. Southern
                             -------------------------------
                               Name:       Michael W. Southern
                                    ------------------------------------------
                               Title:      SVP and CFO
                                       ---------------------------------------


CONFIRMED AND ACCEPTED,
as of the date first above written

CITIGROUP GLOBAL MARKETS INC.


By:      /s/  Brian Bednarski

Name:    Brian Bednarski
Title:   Director


LEHMAN BROTHERS INC.


By:      /s/  Martin Goldberg

Name:    Martin Goldberg
Title:   Senior Vice President


As Representatives of the Several Underwriters named in Schedule I hereto

                                   SCHEDULE I



                                             Principal Amount of Series
Name of Underwriters                         E Senior Notes

Citigroup Global Markets Inc.                 $82,000,000
Lehman Brothers Inc.                           82,000,000
Morgan Keegan & Company, Inc.                  20,000,000
Lazard Capital Markets LLC                     16,000,000
                                            --------------

Aggregate Principal Amount                   $200,000,000

                                   SCHEDULE II

                               PRICING TERM SHEET

         (To Preliminary Prospectus Supplement dated November 13, 2006)

Issuer:                    Southern Power Company

Security:                  Series E 6.375% Senior Notes due November 15, 2036

Ratings:                   Baa1/BBB+/BBB+ (Moody's/S&P/Fitch)

Size:                      $200,000,000

Public Offering Price:     100.00%

Maturity:                  November 15, 2036

Treasury Benchmark:        4.50% due February 15, 2036

US Treasury Yield:         4.705%

Spread to Treasury:        167 basis points

Redemption Terms:          Prior to November 15, 2016, make-whole call at
                           T+35 bps.
                           On or after November 15, 2016, at 100% of the principal amount.

Coupon:                    6.375%

Interest Payment Dates:    May 15 and November 15 of each year beginning
                           May 15, 2007

Format:                    SEC Registered

Transaction Date:          November 13, 2006

Expected Settlement Date:  November 21, 2006 (T+6)

Joint Lead Managers:      Citigroup Global Markets Inc.
                          Lehman Brothers Inc.

Co-Managers:              Lazard Capital Markets LLC
                          Morgan Keegan & Company, Inc.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Southern Power Company collect at 404-506-5000, Citigroup Global Markets Inc. toll-free at 1-877-858-5407 or Lehman Brothers Inc. toll-free at 1-888-603-5847.

                                  SCHEDULE III

                           PRICING DISCLOSURE PACKAGE

         1) Prospectus dated November 9, 2006
         2) Preliminary Prospectus Supplement dated November 13, 2006 (which shall be deemed to include documents incorporated by reference therein)
         3) Permitted Free Writing Prospectuses
                           a) Pricing Term Sheet attached as Schedule II hereto

                                                                  Schedule IV-A

                       [Letterhead of Balch & Bingham LLP]


                                                                   ___, 2006

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

     As Representatives of the Several Underwriters



                             SOUTHERN POWER COMPANY
                          Series E _____% Senior Notes
                              due November 15, 2036

Ladies and Gentlemen:

                  We have acted as counsel to Southern Power Company (the "Company") in connection with (i) the Company's issuance of $200,000,000 aggregate principal amount of its Series E ____% Senior Notes due November 15, 2036 (the "Notes") pursuant to a Senior Note Indenture dated as of June 1, 2002, by and between the Company and The Bank of New York, as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Third Supplemental Indenture dated as of _______, 2006 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters (as defined herein) of the Notes pursuant to the terms of an Underwriting Agreement dated ________, 2006 (the "Underwriting Agreement"), among the Company and the Underwriters named in Schedule I thereto (the "Underwriters") for whom you are acting as representatives (the "Representatives"). This opinion is being delivered to you as Representatives pursuant to Section 6(c)(1) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3, as amended (File No. 333-134219) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration Statement"); the Company's prospectus dated November 9, 2006 (the "Basic Prospectus") as supplemented by a preliminary prospectus supplement dated November 13, 2006 (the "Pricing Prospectus"), filed by the

Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005, the Quarterly Reports on Form 10-Q of the Company for the quarterly periods ended March 31, 2006, June 30, 2006 and September 30, 2006 and the Current Reports on Form 8-K of the Company dated May 6, 2006, May 31, 2006, July 7, 2006 and August 31, 2006 (the "Pricing Exchange Act Documents"), and a prospectus supplement dated ___________, 2006 (together with the Basic Prospectus, the "Final Supplemented Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated ________, 2006 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. We have also examined the free writing prospectus prepared by the Company and filed with the Commission on _________, 2006 pursuant to Rule 433 of the Act (the "Permitted Free Writing Prospectus"). The documents listed in Schedule III to the Underwriting Agreement, taken together, are collectively referred to as the "Pricing Disclosure Package."

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures (other than those of the Company), the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to as the "Agreements."

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP and relying as to Florida law upon the attached opinion of Beggs & Lane to the Company, that:

                  1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                  2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.
                                       2

                  3. All orders, consents or other authorizations or approvals of the Federal Energy Regulatory Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and the sale of the Notes; the issuance and the sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of the states of Delaware, Georgia, Florida or Alabama or any United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

                  4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.

                  5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.

                  6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of __________, 2006, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, that the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement therein of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the caption "Description of the Series E Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company."

                  We are members of the State Bar of Alabama and Georgia and we do not express any opinion herein concerning any law other than the laws of such States, the federal law of the United States and, to the extent set forth herein, the laws of the States of New York and Florida and the Delaware General Corporation Law.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent.



                               Yours very truly,

                               BALCH & BINGHAM LLP

                                                               Schedule IV-B

                      [Letterhead of TROUTMAN SANDERS LLP]

                                                                 ___, 2006


Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

     As Representatives of the Several Underwriters


                             SOUTHERN POWER COMPANY
                          Series E _____% Senior Notes
                              due November 15, 2036

Ladies and Gentlemen:

                  We have acted as counsel to Southern Power Company (the "Company") in connection with (i) the Company's issuance of $200,000,000 aggregate principal amount of its Series E ____% Senior Notes due November 15, 2036 (the "Notes") pursuant to a Senior Note Indenture dated as of June 1, 2002, by and between the Company and the Bank of New York, as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Third Supplemental Indenture dated as of _______, 2006 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters (as defined herein) of the Notes pursuant to the terms of an Underwriting Agreement dated ________, 2006, (the "Underwriting Agreement"), among the Company and the Underwriters named in Schedule I thereto (the "Underwriters") for whom you are acting as representatives (the "Representatives"). This opinion is being delivered to you as Representatives pursuant to Section 6(c)(2) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3, as amended (File No. 333-134219) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration Statement"); the Company's prospectus dated November 9, 2006 (the "Basic Prospectus"), as supplemented by a preliminary prospectus supplement dated November 13, 2006 (the "Pricing Prospectus"), filed by the

Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005, the Quarterly Reports on Form 10-Q of the Company for the quarterly periods ended March 31, 2006, June 30, 2006 and September 30, 2006 and the Current Reports on Form 8-K of the Company dated May 6, 2006, May 31, 2006, July 7, 2006 and August 31, 2006 (the "Pricing Exchange Act Documents"), and as supplemented by a prospectus supplement dated __________, 2006 (together with the Basic Prospectus, the "Final Supplemented Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated __________, 2006 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. We have also examined the free writing prospectus prepared by the Company and filed with the Commission on _________, 2006 pursuant to Rule 433 of the Act (the "Permitted Free Writing Prospectus"). The documents listed in Schedule III to the Underwriting Agreement, taken together, are collectively referred to as the "Pricing Disclosure Package."

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to collectively as the "Agreements."

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

                  1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                  2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

                  3. All orders, consents or other authorizations or approvals of the Federal Energy Regulatory Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of the State of Georgia or any United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

                  4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.

                  5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.

                  6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration

Statement, on the Effective Date, and the Final Supplemented Prospectus, as of _________, 2006, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe (A) that the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (B) that the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the caption "Description of the Series E Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company."

                  The attorneys in this firm that are rendering this opinion are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia, the federal law of the United States, the Delaware General Corporation Law and, to the extent set forth herein, the law of New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent.

                                                     Yours very truly,

                                                     TROUTMAN SANDERS LLP

                                                                 Schedule V

                  [Letterhead of EMMETT, MARVIN & MARTIN, LLP]

                                                            __________, 2006


Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

       As representatives of the several underwriters (the "Underwriters") named on Schedule I to the Underwriting Agreement dated ____, 2006 among the Underwriters and Southern Power Company (the "Company")


Southern Power Company
270 Peachtree Street, N.W.
Atlanta, Georgia  30303

                             Southern Power Company
                Series E ___% Senior Notes due November 15, 2036

Ladies and Gentlemen:

     We have acted as counsel for The Bank of New York, a New York banking corporation ("BNY") in connection with the several purchases by the Underwriters of $200,000,000 aggregate principal amount of Series E ___% Senior Notes due November 15, 2036 (the "Notes") issued by the Company. The Notes are being issued under the Senior Note Indenture dated as of June 1, 2002 between the Company and BNY, as trustee (in such capacity, the "Trustee"), as heretofore supplemented and as further supplemented by the Third Supplemental Indenture dated as of _____, 2006 between the Company and the Trustee (collectively, the "Indenture").

      For purposes of this opinion, we have reviewed the Indenture and such other documents, records and papers, and satisfied ourselves as to such other matters, as we have deemed necessary or appropriate for this opinion. As to questions of fact material to this opinion, we have relied on certificates of BNY and of public officials. In such review, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies or forms and the authenticity of the originals of such latter documents. We have assumed that BNY has been duly incorporated and that the Indenture has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of, and is enforceable in accordance with its terms against, the Company.

       Based upon the foregoing and subject to the qualifications below, we are of the opinion that:

          1) BNY is a banking corporation validly existing under the laws of the State of New York with corporate power and authority to enter into and perform its obligations under the Indenture.

          2) The Indenture has been duly authorized, executed and delivered by BNY and constitutes a valid and binding agreement of BNY enforceable against BNY in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of reasonableness, good faith and fair dealing.

       We are members of the Bar of the State of New York and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York. The opinions expressed herein are limited to matters governed by the laws of the State of New York

       This opinion is solely for the benefit of the Company and the several Underwriters in connection with the issuance and sale by the Company of the Notes and may not be relied upon by the Company or the several Underwriters for any other purpose, or relied upon or furnished to any other person, without our prior written consent.

                          Very truly yours,

                          EMMETT, MARVIN & MARTIN, LLP

                                                                Schedule VI



                      [Letterhead of DEWEY BALLANTINE LLP]


                                                                    ___, 2006


Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

     As Representatives of the Several Underwriters



                             SOUTHERN POWER COMPANY
                          Series E _____% Senior Notes
                              due November 15, 2036

Ladies and Gentlemen:

                  We have represented the Underwriters (hereinafter defined) in connection with (i) the issuance and sale by Southern Power Company (the "Company") of $200,000,000 aggregate principal amount of its Series E ____% Senior Notes due November 15, 2036 (the "Notes") pursuant to a Senior Note Indenture dated as of June 1, 2002, by and between the Company and The Bank of New York, as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Third Supplemental Indenture, dated as of _____________, 2006 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters (as defined herein) of the Notes pursuant to the terms of an Underwriting Agreement dated _________, 2006 (the "Underwriting Agreement"), among the Company and the Underwriters named in Schedule I thereto (the "Underwriters") for whom you are acting as representatives (the "Representatives"). This opinion is being delivered to you as Representatives pursuant to Section 6(c)(4) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3, as amended (File No. 333-134219) pertaining to the Notes and certain other securities filed by the Company under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration Statement"); the Company's prospectus dated November 9, 2006 (the "Basic Prospectus") as supplemented by a preliminary prospectus supplement dated November 13, 2006 (the "Pricing Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which, pursuant to Form S-3, incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005, the Quarterly Reports on Form 10-Q of the Company for the quarterly periods ended March 31, 2006, June 30, 2006 and September 30, 2006 and the Current Reports on Form 8-K of the Company dated May 6, 2006, May 31, 2006, July 7, 2006 and August 31, 2006 (the "Pricing Exchange Act Documents"), and a prospectus supplement dated _______, 2006 (together with the Basic Prospectus, the "Final Supplemented Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Company dated __________, 2006 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. We have also examined the free writing prospectus prepared by the Company and filed with the Commission on ________, 2006 pursuant to Rule 433 of the Act (the "Permitted Free Writing Prospectus"). The documents listed in
Schedule III to the Underwriting Agreement, taken together, are collectively referred to as the "Pricing Disclosure Package."

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to as the "Agreements."

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, that:

                  1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                  2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

                  3. All orders, consents or other authorizations or approvals of the Federal Energy Regulatory Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of the State of New York or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

                  4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.

                  5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.

                  6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Deloitte & Touche LLP and with counsel to the Company. Based upon our examination of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of _____________, 2006, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, that the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the caption "Description of the Series E Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company."

                  We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Balch & Bingham LLP and Troutman Sanders LLP may rely on this opinion in giving their opinions pursuant to Section 6 of the Underwriting Agreement, insofar as such opinions relate to matters of New York law, and Balch & Bingham LLP may rely on this opinion in giving its opinion pursuant to Sections 102, 302 and 904 of the Indenture, insofar as such opinion relates to matters of New York law.



                                            Very truly yours,



                                            DEWEY BALLANTINE LLP